UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, NY (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-TCI, Asset-Backed Certificates, Series 2005-TC1, which was made on October 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEARN STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 26, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-7

Page 14-17
Page 18-21
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 22-25

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005TC1
BS005TC1_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-May-05
27-Jun-05
25-May-35
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.883721%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-TC1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
344
Bond Payments
Statement Date:
ABN AMRO Acct: 722647.1
644.091834817
78.673800155
0.000000000
565.418034662
2.044275907
4.1475000000%
0.00
0.00
0.000000000
3.9400000000%
0.000000000
073879VC9
A-1
259,421,000.00
20,409,635.91
0.00
146,681,311.97
530,328.10
167,090,947.88
1000.000000000
0.000000000
0.000000000
1000.000000000
3.270555543
4.2675000000%
0.00
0.00
0.000000000
4.0600000000%
0.000000000
073879VD7
A-2
129,837,000.00
0.00
0.00
129,837,000.00
424,639.12
129,837,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.359166731
4.3775000000%
0.00
0.00
0.000000000
4.1700000000%
0.000000000
073879VE5
A-3
52,180,000.00
0.00
0.00
52,180,000.00
175,281.32
52,180,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.439722113
4.4775000000%
0.00
0.00
0.000000000
4.2700000000%
0.000000000
073879VF2
M-1
40,844,000.00
0.00
0.00
40,844,000.00
140,492.01
40,844,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.608889089
4.6875000000%
0.00
0.00
0.000000000
4.4800000000%
0.000000000
073879VG0
M-2
22,180,000.00
0.00
0.00
22,180,000.00
80,045.16
22,180,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.649166359
4.7375000000%
0.00
0.00
0.000000000
4.5300000000%
0.000000000
073879VH8
M-3
5,410,000.00
0.00
0.00
5,410,000.00
19,741.99
5,410,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.051944958
5.2375000000%
0.00
0.00
0.000000000
5.0300000000%
0.000000000
073879VJ4
M-4
4,869,000.00
0.00
0.00
4,869,000.00
19,728.92
4,869,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.132499384
5.3375000000%
0.00
0.00
0.000000000
5.1300000000%
0.000000000
073879VK1
M-5
4,057,000.00
0.00
0.00
4,057,000.00
16,765.55
4,057,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.454721415
5.7375000000%
0.00
0.00
0.000000000
5.5300000000%
0.000000000
073879VL9
M-6
3,787,000.00
0.00
0.00
3,787,000.00
16,870.03
3,787,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.501944547
7.0375000000%
0.00
1,462.85
0.540794824
6.1586689712%
0.000000000
073879VM7
M-7
2,705,000.00
0.00
0.00
2,705,000.00
14,882.76
2,705,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.501944324
7.0375000000%
0.00
2,486.57
0.540793823
6.1586689712%
0.000000000
073879VN5
M-8
4,598,000.00
0.00
0.00
4,598,000.00
25,297.94
4,598,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
68.068607471
0.00
)
(5,307.52
)
(0.478576310
N/A
0.000000000
073879VP0
CE
11,090,227.17
0.00
0.00
11,090,227.17
754,896.32
11,090,227.17
1000.000000000
0.000000000
0.000000000
1000.000000000
3718002.200000000
0.00
371,800.22
3718002.200000000
N/A
0.000000000
073879VQ8
P
100.00
0.00
0.00
100.00
371,800.22
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879VR6
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879VS4
R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879VT2
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879VU9
RX
0.00
0.00
0.00
0.00
0.00
0.00
24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.883721%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-TC1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
344
Bond Payments
Statement Date:
ABN AMRO Acct: 722647.1
Total P&I Payment
0.00
370,442.12
540,978,327.17
448,648,275.05
23,000,405.35
Total
428,238,639.14
20,409,635.91
0.00
2,590,769.44
24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,755,276.60
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
432,302.54
30,933.81
19,946,399.56
0.00
0.00
0.00
23,166,781.88
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
448,648,175.05
432,302.54
19,977,333.37
0.00
0.00
0.00
428,238,539.14
2,118
82
0
0
2,036
170,628.04
Extra Principal
Trigger Event
No
0.00
20,409,635.91
Overcollateralization Amt
11,090,227.17
Less Extra Principal
Remittance Interest
0.00
2,755,276.60
0.00
19,977,333.37
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,869.37
2,757,145.97
Total Fees
172,497.41
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
2.16
0
0.00
1,869.37
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
912,173.66
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
219,463.33
18,118.96
2,256,818.37
0.00
0.00
0.00
3,407,319.38
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
178,813,887.05
219,463.33
2,274,937.33
0.00
0.00
0.00
176,319,486.39
822
9
0
0
813
72,334.79
Trigger Event
No
2,494,400.66
Overcollateralization Amt
11,090,227.17
Remittance Interest
912,173.66
0.00
2,274,937.33
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(745.06
912,918.72
Total Fees
73,079.84
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
2.16
0
0.00
745.06
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Statement Date:
Cash Reconciliation Summary ARM 228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
1,763,929.51
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
201,619.68
12,275.82
17,093,991.63
0.00
0.00
0.00
19,072,887.42
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
256,988,677.59
201,619.68
17,106,267.45
0.00
0.00
0.00
239,680,790.46
1,236
71
0
0
1,165
93,907.94
Trigger Event
No
17,307,887.13
Overcollateralization Amt
11,090,227.17
Remittance Interest
1,763,929.51
0.00
17,106,267.45
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,070.79
1,765,000.29
Total Fees
94,978.73
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
2.16
0
0.00
1,070.79
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Statement Date:
Cash Reconciliation Summary ARM 327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
80,531.53
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
11,219.53
539.03
595,589.56
0.00
0.00
0.00
687,933.18
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
12,845,610.41
11,219.53
596,128.59
0.00
0.00
0.00
12,238,262.29
60
2
0
0
58
4,385.31
Trigger Event
No
607,348.12
Overcollateralization Amt
11,090,227.17
Remittance Interest
80,531.53
0.00
596,128.59
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(53.52
80,585.06
Total Fees
4,438.84
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
2.16
0
0.00
53.52
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
29
530,328.10
530,328.10
Act/360
0.00
530,328.10
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
29
424,639.12
424,639.12
Act/360
0.00
424,639.12
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
29
175,281.32
175,281.32
Act/360
0.00
175,281.32
0.00
0.00
0.00
0.00
No
A-3
0.00
0.00
0.00
0.00
29
140,492.01
140,492.01
Act/360
0.00
140,492.01
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
29
80,045.16
80,045.16
Act/360
0.00
80,045.16
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
29
19,741.99
19,741.99
Act/360
0.00
19,741.99
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
29
19,728.92
19,728.92
Act/360
0.00
19,728.92
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
29
16,765.55
16,765.55
Act/360
0.00
16,765.55
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
29
16,870.03
16,870.03
Act/360
0.00
16,870.03
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
29
14,882.76
14,882.76
Act/360
0.00
13,419.91
0.00
0.00
0.00
0.00
Yes
M-7
1,462.85
0.00
0.00
0.00
29
25,297.94
25,297.94
Act/360
0.00
22,811.37
0.00
0.00
0.00
0.00
Yes
M-8
2,486.57
0.00
0.00
0.00
30
765,820.57
754,896.32
30/360
5,616.73
760,203.84
0.00
5,307.52
10,924.25
0.00
No
CE
0.00
0.00
0.00
0.00
30
371,800.22
371,800.22
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
3,949.42
5,616.73
2,220,327.32
2,601,693.69
2,590,769.44
0.00
5,307.52
10,924.25
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
9.00
1.00
A-1
NA
NA
5/25/2035
146,681,311.97
0.00
0.00
167,090,947.88
259,421,000.00
432,302.54
0.00
0.00
0.00
19,977,333.37
A-2
NA
NA
5/25/2035
129,837,000.00
0.00
0.00
129,837,000.00
129,837,000.00
0.00
0.00
0.00
0.00
0.00
A-3
NA
NA
5/25/2035
52,180,000.00
0.00
0.00
52,180,000.00
52,180,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
5/25/2035
40,844,000.00
0.00
0.00
40,844,000.00
40,844,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
5/25/2035
22,180,000.00
0.00
0.00
22,180,000.00
22,180,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
5/25/2035
5,410,000.00
0.00
0.00
5,410,000.00
5,410,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
5/25/2035
4,869,000.00
0.00
0.00
4,869,000.00
4,869,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
5/25/2035
4,057,000.00
0.00
0.00
4,057,000.00
4,057,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
5/25/2035
3,787,000.00
0.00
0.00
3,787,000.00
3,787,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
5/25/2035
2,705,000.00
0.00
0.00
2,705,000.00
2,705,000.00
0.00
0.00
0.00
0.00
0.00
M-8
NA
NA
5/25/2035
4,598,000.00
0.00
0.00
4,598,000.00
4,598,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
5/25/2035
11,090,227.17
0.00
0.00
11,090,227.17
11,090,227.17
0.00
0.00
0.00
0.00
0.00
P
NA
NA
5/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
432,302.54
0.00
19,977,333.37
0.00
540,978,327.17
428,238,639.14
448,648,275.05
24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
1,358.10
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
1,358.10
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
371,800.22
371,800.22
Total Excess Allocated to the Bonds
370,442.12
)
(1,358.10
Aggregate Interest Adjustment Allocated to the Bonds
0.00
371,800.22
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
164,507.16
0.00
0.00

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
073879VC9
NR
Aaa
AAA
A-2
073879VD7
NR
Aaa
AAA
A-3
073879VE5
NR
Aaa
AAA
M-1
073879VF2
NR
Aa2
AA
A+
6/2/05
M-2
073879VG0
NR
A2
A+
A
6/2/05
M-3
073879VH8
NR
A3
A
A-
6/2/05
M-4
073879VJ4
NR
Baa1
A-
BBB+
6/2/05
M-5
073879VK1
NR
Baa2
BBB+
M-6
073879VL9
NR
Baa3
BBB
M-7
073879VM7
NR
Ba1
BBB-
M-8
073879VN5
NR
Ba2
BB+
CE
073879VP0
NR
NR
NR
P
073879VQ8
NR
NR
NR

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
414,729,520.26
0.00
0.00
0.00
%
94.9620
%
0.0000
0
1,950
%
92.0680
10,055,061.49
0.00
0.00
0.00
%
2.3023
%
0.0000
30
54
%
2.5496
5,096,763.17
0.00
0.00
0.00
%
1.1670
%
0.0000
60
26
%
1.2276
2,666,739.78
0.00
0.00
0.00
%
0.6106
%
0.0000
90+
17
%
0.8026
858,106.76
0.00
0.00
0.00
%
0.1965
%
0.0000
BKY0
3
%
0.1416
3,325,746.84
0.00
0.00
0.00
%
0.7615
%
0.0000
F/C90+
20
%
0.9443
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
48
%
2.2663
Total:
2,118
436,731,938.30
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
117
21,144,311.28
0.00
0.00
0.00
5.5241%
4.8415%
0.0000%

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
2.46%
2.23%
1.18%
1.02%
17
0.83%
2,666,740
0.62%
0.98%
0.78%
0.00%
0.00%
25-Oct-05
50
9,549,245
24
4,377,112
20
3,325,747
0
0
1,925
408,319,696
94.55%
95.35%
2.31%
2.08%
1.13%
0.89%
16
0.76%
3,383,751
0.75%
0.57%
0.39%
0.00%
0.00%
26-Sep-05
49
9,349,053
24
3,982,245
12
1,767,139
0
0
2,017
430,165,989
95.23%
95.88%
1.88%
1.56%
0.76%
0.68%
7
0.31%
1,764,481
0.37%
0.40%
0.35%
0.00%
0.00%
25-Aug-05
42
7,382,455
17
3,200,906
9
1,636,647
0
0
2,155
460,125,005
96.64%
97.05%
1.38%
1.05%
0.82%
0.74%
1
0.04%
358,875
0.07%
0.04%
0.02%
0.00%
0.00%
25-Jul-05
32
5,188,686
19
3,649,248
1
122,559
0
0
2,262
486,173,905
97.71%
98.12%
1.50%
1.31%
0.04%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
36
6,749,759
1
122,634
0
0
0
0
2,361
509,781,580
98.46%
98.67%

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Fixed 1st Lien
0.49%
0.33%
0.37%
0.20%
2
0.25%
266,188
0.15%
0.37%
0.23%
0.00%
0.00%
25-Oct-05
4
578,200
3
355,119
3
404,679
0
0
801
174,715,301
98.52%
99.09%
0.73%
0.42%
0.24%
0.10%
1
0.12%
192,840
0.11%
0.12%
0.07%
0.00%
0.00%
26-Sep-05
6
753,715
2
172,608
1
116,684
0
0
812
177,578,039
98.78%
99.31%
0.36%
0.20%
0.00%
0.00%
1
0.12%
192,952
0.11%
0.12%
0.06%
0.00%
0.00%
25-Aug-05
3
362,039
0
0
1
116,803
0
0
835
181,885,738
99.40%
99.63%
0.23%
0.14%
0.23%
0.17%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
2
266,221
2
309,984
0
0
0
0
855
186,713,153
99.53%
99.69%
0.23%
0.16%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
2
310,211
0
0
0
0
0
0
871
190,178,885
99.77%
99.84%

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
ARM 228
3.95%
3.74%
1.80%
1.68%
15
1.29%
2,400,552
1.00%
1.37%
1.05%
0.00%
0.00%
25-Oct-05
46
8,971,045
21
4,021,993
16
2,522,873
0
0
1,067
221,764,328
91.59%
92.52%
3.48%
3.34%
1.78%
1.48%
14
1.13%
2,792,452
1.09%
0.89%
0.64%
0.00%
0.00%
26-Sep-05
43
8,595,338
22
3,809,636
11
1,650,454
0
0
1,146
240,140,798
92.72%
93.44%
2.94%
2.52%
1.20%
1.01%
6
0.45%
1,571,528
0.56%
0.60%
0.55%
0.00%
0.00%
25-Aug-05
39
7,020,416
16
2,802,186
8
1,519,845
0
0
1,259
265,421,937
94.80%
95.36%
2.08%
1.53%
1.22%
1.13%
1
0.07%
358,875
0.12%
0.07%
0.04%
0.00%
0.00%
25-Jul-05
29
4,523,486
17
3,339,265
1
122,559
0
0
1,345
286,426,331
96.55%
97.17%
2.33%
2.06%
0.07%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
34
6,439,548
1
122,634
0
0
0
0
1,424
305,622,268
97.60%
97.90%

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
ARM 327
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
1.72%
3.25%
0.00%
0.00%
25-Oct-05
0
0
0
0
1
398,196
0
0
57
11,840,067
98.28%
96.75%
0.00%
0.00%
0.00%
0.00%
1
1.67%
398,459
3.10%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
0
0
0
0
0
0
0
0
59
12,447,152
98.33%
96.90%
0.00%
0.00%
1.61%
3.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
0
0
1
398,720
0
0
0
0
61
12,817,330
98.39%
96.98%
1.59%
2.97%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jul-05
1
398,980
0
0
0
0
0
0
62
13,034,421
98.41%
97.03%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
0
0
0
0
0
0
0
0
66
13,980,427
100.00%
100.00%

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
20
3,325,747
0
0
0.00%
0.00%
0.00%
0.00%
0.98%
0.78%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.20%
0
0
3
858,107
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
1
182,764
0
0
0
0
0
0
11
1,584,375
0
0
0.05%
0.04%
0.00%
0.00%
0.52%
0.35%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.19%
0.24%
0
0
4
1,061,776
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
1
182,921
0
0
9
1,636,647
0
0
0.00%
0.00%
0.00%
0.00%
0.40%
0.35%
0.04%
0.04% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.16%
0
0
2
763,812
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
1
122,559
0
0
0.00%
0.00%
0.00%
0.00%
0.04%
0.02%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.13%
0.19%
0
0
3
947,642
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.13%
0.18%
0
0
3
948,549
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
3
404,679
0
0
0.00%
0.00%
0.00%
0.00%
0.37%
0.23%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
1
116,684
0
0
0.00%
0.00%
0.00%
0.00%
0.12%
0.07%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
1
116,803
0
0
0.00%
0.00%
0.00%
0.00%
0.12%
0.06%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
16
2,522,873
0
0
0.00%
0.00%
0.00%
0.00%
1.37%
1.05%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.26%
0.36%
0
0
3
858,107
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
1
182,764
0
0
0
0
0
0
10
1,467,690
0
0
0.08%
0.07%
0.00%
0.00%
0.81%
0.57%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.32%
0.41%
0
0
4
1,061,776
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
1
182,921
0
0
8
1,519,845
0
0
0.00%
0.00%
0.00%
0.00%
0.60%
0.55%
0.08%
0.07% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.27%
0
0
2
763,812
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
1
122,559
0
0
0.00%
0.00%
0.00%
0.00%
0.07%
0.04%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.22%
0.32%
0
0
3
947,642
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.30%
0
0
3
948,549
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
1
398,196
0
0
0.00%
0.00%
0.00%
0.00%
1.72%
3.25%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-05
2,036
81.60%
428,238,539
79.16%
3.87%
4.45%
0
0.00%
0
0.00%
344
6.88%
6.38%
82
19,946,400
0.00
0.00
0.00
0.00
26-Sep-05
2,118
84.89%
448,648,175
82.93%
5.02%
5.27%
0
0.00%
0
0.00%
345
6.91%
6.40%
112
24,977,955
0.00
0.00
0.00
0.00
25-Aug-05
2,230
89.38%
474,109,494
87.64%
3.67%
4.21%
0
0.00%
0
0.00%
346
6.93%
6.43%
85
20,877,642
0.00
0.00
0.00
0.00
25-Jul-05
2,315
92.79%
495,493,274
91.59%
3.46%
3.99%
0
0.00%
0
0.00%
348
6.97%
6.46%
83
20,630,562
0.00
0.00
0.00
0.00
27-Jun-05
2,398
96.11%
516,653,973
95.50%
3.89%
4.40%
0
0.00%
0
0.00%
349
7.02%
6.51%
97
23,782,605
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
25-Oct-05
813
32.59%
176,319,486
32.59%
1.09%
1.26%
0
0.00%
0
0.00%
332
6.29%
5.79%
9
2,256,818
0.00
0.00
0.00
0.00
26-Sep-05
822
32.95%
178,813,887
33.05%
2.14%
1.92%
0
0.00%
0
0.00%
333
6.31%
5.81%
18
3,500,262
0.00
0.00
0.00
0.00
25-Aug-05
840
33.67%
182,557,532
33.75%
2.21%
2.40%
0
0.00%
0
0.00%
334
6.33%
5.82%
19
4,489,922
0.00
0.00
0.00
0.00
25-Jul-05
859
34.43%
187,289,358
34.62%
1.60%
1.55%
0
0.00%
0
0.00%
336
6.34%
5.84%
14
2,947,050
0.00
0.00
0.00
0.00
27-Jun-05
873
34.99%
190,489,096
35.21%
2.13%
1.77%
0
0.00%
0
0.00%
337
6.36%
5.85%
19
3,433,747
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 228
25-Oct-05
1,165
46.69%
239,680,790
44.31%
5.74%
6.65%
0
0.00%
0
0.00%
352
7.30%
6.80%
71
17,093,992
0.00
0.00
0.00
0.00
26-Sep-05
1,236
49.54%
256,988,678
47.50%
6.93%
7.59%
0
0.00%
0
0.00%
353
7.31%
6.80%
92
21,120,762
0.00
0.00
0.00
0.00
25-Aug-05
1,328
53.23%
278,335,912
51.45%
4.67%
5.49%
0
0.00%
0
0.00%
354
7.33%
6.82%
65
16,181,317
0.00
0.00
0.00
0.00
25-Jul-05
1,393
55.83%
294,770,516
54.49%
4.52%
5.49%
0
0.00%
0
0.00%
355
7.36%
6.85%
66
17,152,482
0.00
0.00
0.00
0.00
27-Jun-05
1,459
58.48%
312,184,450
57.71%
4.83%
5.87%
0
0.00%
0
0.00%
356
7.41%
6.91%
74
19,495,616
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 327
25-Oct-05
58
2.32%
12,238,262
2.26%
3.33%
4.64%
0
0.00%
0
0.00%
353
6.75%
6.24%
2
595,590
0.00
0.00
0.00
0.00
26-Sep-05
60
2.40%
12,845,610
2.37%
3.23%
2.70%
0
0.00%
0
0.00%
354
6.76%
6.26%
2
356,931
0.00
0.00
0.00
0.00
25-Aug-05
62
2.48%
13,216,050
2.44%
1.59%
1.54%
0
0.00%
0
0.00%
355
6.75%
6.25%
1
206,402
0.00
0.00
0.00
0.00
25-Jul-05
63
2.53%
13,433,401
2.48%
4.55%
3.80%
0
0.00%
0
0.00%
356
6.78%
6.28%
3
531,031
0.00
0.00
0.00
0.00
27-Jun-05
66
2.65%
13,980,427
2.58%
5.71%
5.75%
0
0.00%
0
0.00%
357
6.74%
6.24%
4
853,242
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-TC1
ABN AMRO Acct: 722647.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
24-Oct-2005 - 15:28 (V766-V786) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..